UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2009
TOLL BROTHERS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-09186	23-2416878
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
250 GIBRALTAR ROAD, HORSHAM PA 19044
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 11, 2009, Roger S. Hillas advised the Chairman of the Board of Toll Brothers, Inc. (the “Registrant”) that he will be resigning as a member of the Registrant’s Board of Directors, effective at the 2010 Annual Board of Directors meeting, currently scheduled for March 17, 2010. Mr. Hillas stated that his resignation was not the result of a disagreement with the Registrant on any matter relating to its operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC		Dated: August 14, 2009
By:	Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer